John Hancock Trust Supplement dated March 20, 2009 to the Prospectus dated May 1, 2008

Mid Value Trust

The advisory fee for the Mid Value Trust is currently being waived to the following rates:

1.05% of the first $50 million of Aggregate Net Assets;* and 0.95% of the excess over $50 million of Aggregate Net Assets.*

*Aggregate Net Assets” include both the net assets of the Mid Value Trust and the net assets of the Mid Value Fund, which is a series of John Hancock Funds II.

Effective March 20, 2009 the advisory fee will be contractually reduced to this rate.

Global Bond Trust

The fund’s investment policies currently states that:

“Depending on the subadviser's current opinion as to the proper allocation of assets among domestic and foreign issuers, investments in the securities of issuers located outside of the U.S. will normally vary between 25% and 75% of the Fund's total assets.”

This policy will be amended and restated as follows:

Depending on the subadviser's current opinion as to the proper allocation of assets among domestic and foreign issuers, investments in the securities of issuers located outside of the U.S. will normally be at least 25% of the Fund's net assets.

Core Bond Trust

The fund’s investment policies currently states that:

“The subadviser expects to maintain an overall effective duration range between 4 and 5 ½ years.”

This policy will be amended and restated as follows:

“Under normal market conditions, the subadviser expects to maintain an effective duration within 10% (in either direction) of the duration of the Barclays Capital Aggregate Bond Index (the duration of this index as of February 28, 2009 was 4.13 years).”